                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of report:  May 24, 2000
                       (Date of earliest event reported)



                          Sizzler International, Inc.
                          ---------------------------
             (Exact name of Registrant as specified in its charter)


        Delaware                        1-10711                95-4307254
        --------                        -------                ----------
  (State of Incorporation)        (Commission File No.)      (IRS Employer
                                                          Identification Number)


         6101 West Centinela Avenue, Suite 200, Culver City, CA  90230
         -------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (310) 568-0135
                                 --------------
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

         On May 24, 2000 Sizzler International, Inc. (the "Registrant") issued a press release to announce the purchase of 82% interest in Oscar's Restaurants, which press release is filed herewith as Exhibit 99.1 and incorporated herein by this reference.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits


          10.1 LLC Membership Interest Purchase Agreement dated May 23, 2000 among the Registrant, as purchaser, and FFPE Holding Company, Inc., Oscar Sarkisian and Martha Patricia Sarkisian (individually and as Co-Trustees of Sarkisian Family Trust UTD July 19, 1995), John Sarkisian, Bernadette Sarkisian, and Tamara Sarkisian-Celmo (individually and as Trustee of the Tamara Sarkisian-Celmo Family Trust UTD October 16, 1997), FFPE, LLC, and S & C Company, Inc., as the selling parties.

          10.2 Credit Agreement dated May 23, 2000 between the Registrant, as lender, S & C Company, Inc., and FFPE, LLC, as borrowers.

          10.3 Membership Interest Pledge Agreement, dated May 23, 2000, among the Registrant, as secured party, and FFPE Holding Company, Inc., as debtor.

          10.4 Form of Call Option Agreement to be entered into between FFPE Holding Company, Inc., as optionor, and the Registrant, as optionee.

          10.5 Form of Put Option Agreement (John Sarkisian) to be entered into between the Registrant, as optionor, and FFPE Holding Company, Inc., as optionee.

          10.6 Form of Put Option Agreement (Tammy-Sarkisian-Celmo) to be entered into between the Registrant, as optionor, and FFPE Holding Company, Inc., as optionee.

          10.7 Form of Warrant to be issued by the Registrant to FFPE Holding Company, Inc.

          10.8 Form of Warrant Registration Rights Agreement to be entered into between the Registrant and FFPE Holding Company, Inc.

          10.9 Form of Employment Agreement to be entered into between the Registrant and John Sarkisian.

          10.10 Form of Employment Agreement to be entered into between the Registrant and Tamara Sarkisian-Celmo.

          99.1  Press release dated May 24, 2000.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          Sizzler International, Inc.


                                          By:  /s/ Steven R. Selcer
                                              ----------------------------
                                          Name:  Steven R. Selcer
                                          Title: Vice President and
                                          Chief Financial Officer


Dated:  June 5, 2000